                                2,000,000 Shares*

                        BIOSITE DIAGNOSTICS INCORPORATED

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                            _____________, 1996

COWEN & COMPANY
ALEX. BROWN & SONS INCORPORATED
  As Representatives of the several Underwriters

c/o Cowen & Company
   Financial Square
   New York, New York 10005

Dear Sirs:

         1. INTRODUCTORY. Biosite Diagnostics Incorporated, a Delaware corporation (the "Company"), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of 2,000,000 shares of Common Stock $0.01 par value (the "Common Stock") of the Company. The aggregate of 2,000,000 shares so proposed to be sold is hereinafter referred to as the "Firm Stock." The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 300,000 shares of Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock." Cowen & Company ("Cowen") and Alex. Brown & Sons Incorporated are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives."

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

            (a) A registration statement on Form S-1 (File No. 333-___________) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become

--------
* Plus 300,000 shares of Common Stock subject to the over-allotment option granted to the Representatives pursuant to Section 3.

                                       1.

effective with respect to the Stock, including any preeffective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, has been carefully prepared by the Company in conformity with the requirements of the Securities Act and has been filed with the Commission under the Securities Act; one or more amendments to such registration statement, including in each case an amended preeffective prospectus, copies of which amendments have heretofore been delivered to you, have been so prepared and filed. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the term sheets. The term "Preeffective Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

                  (b) The Commission has not issued or, to the Company's knowledge threatened to issue any order preventing or suspending the use of any Preeffective Prospectus, and, at its date of issue, each Preeffective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under

                                       2.

which they were made, not misleading other than any such nonconformance or untrue statement or omission in a Preeffective Prospectus which has been corrected in the Prospectus; and, when the Registration Statement becomes effective and at all times subsequent thereto up to and including the Closing Dates, the Registration Statement and the Prospectus and any amendments or supplements thereto contained and will contain all material statements and information required to be included therein by the Securities Act and conformed and will conform in all material respects to the requirements of the Securities Act and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from any Preeffective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through you, specifically for use in the preparation thereof; there is no franchise, lease, contract, agreement or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects.

                  (c) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, the Company has not incurred any liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company or any change in the capital stock, short-term or long-term debt of the Company.

                  (d) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The selected financial and statistical data set forth in the Prospectus under the caption "Selected Financial Data" fairly present, on the basis stated in the Registration Statement, the information set forth therein.

                                       3.

                  (e) Ernst & Young LLP, who have expressed their opinions on the audited financial statements and related schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the Securities Act and the Rules and Regulations.

                  (f) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Prospectus; the Company is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect or the absence of which would not have a material adverse effect in the business or financial condition of the Company; and the Company is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect on the business or financial condition of the Company. Except as described in the Registration Statement, the Company has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

                  (g) The Company's authorized and outstanding capital stock as of ______, 1996 is as set forth under the heading "Capitalization" in the Prospectus; the outstanding shares of common stock of the Company conform to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities and conform to the description thereof contained in the Prospectus. Except as disclosed in and or contemplated by the Prospectus and the financial statements of the Company and related notes thereto included in the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date of information provided in the Prospectus pursuant to the Company's employee and stock option plans as disclosed in the Prospectus. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised

                                       4.

thereunder, as set forth in the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                  (h) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Prospectus.

                  (i) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party, which, if determined adversely to the Company, might individually or in the aggregate (i) prevent or adversely affect the transactions contemplated by this Agreement,
(ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Preeffective Prospectus in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, management prospects, net worth or results of operations of the Company; and to the best of the Company's knowledge no such proceedings are threatened or contemplated against the Company by governmental authorities or others. The Company is not a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. The description of the Company's litigation under the heading "Legal Proceedings" in the Prospectus is true and correct and complies with the Rules and Regulations.

                  (j) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company is a party or by which it or any of its properties is or may be bound, the Certificate of Incorporation, Bylaws or other organizational documents of the Company, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or will result in the creation of a lien.

                  (k) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

                  (l) The Company has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder (including to issue, sell and


                                       5.

deliver the Stock), and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

                  (m) The Company is in all material respects in compliance with, and conducts its businesses in conformity with, all applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body including, without limitation, those of the United States Food and Drug Administration (the "FDA"), except where the failure to be so in compliance would not materially adversely affect the financial position, business or operations of the Company; to the knowledge of the Company, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal, state, local or foreign laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company. In the ordinary course of business, employees of the Company conduct periodic reviews of the effect of Environmental Laws (as defined below) on the business operations and properties of the Company, in the ordinary course of which they seek to identify and evaluate associated costs and liabilities. Except as disclosed in the Registration Statement, the Company is in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("Environmental Laws"), except for such instances of noncompliance which, either singly or in the aggregate, would not have a material adverse effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                  (n) The Company has filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and has paid all taxes shown as due thereon or with respect to any of its properties, and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of its properties or assets that would adversely affect the financial position, business or operations of the Company.

                  (o) Except as set forth in the Registration Statement, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who


                                       6.

have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

                  (p) The Company has not taken and will not take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

                  (q) The Company has provided you with all financial statements since [_______, 1996] to the date hereof that are available to the officers of the Company, including financial statements for the months of [______ and _______ of 1996].

                  (r) The Company owns or possesses all patents, trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by it or necessary for the conduct of its business, and except as disclosed in the Registration Statement, the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company with respect to the foregoing. Except as disclosed in the Registration Statement, the Company's business as now conducted and as proposed to be conducted does not and will not infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person. Except as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, tradename, copyright, trade secret, license in or other intellectual property right or franchise right of any person and the Company has no knowledge of such infringement. To the best of the Company's knowledge, no U.S. patent issued to date is or would be infringed by the activities of the Company in the manufacture, use or sale of any product as described in the Registration Statement and Prospectus.

                  (s) The Company has performed all material obligations required to be performed by it under all contracts required by Item 601(b)(10) of Regulation S-K under the Securities Act to be filed as exhibits to the Registration Statement, and neither the Company nor to the Company's knowledge, any other party to such contract is in default under or in breach of any such obligations. The Company has not received any notice of such default or breach.

                  (t) The Company is not involved in any labor dispute nor, to the Company's knowledge, is any such dispute threatened. The Company is not aware that (A) any executive, key employee or significant group of employees of the Company plans to terminate employment with the Company or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or

                                       7.

similar agreement that would be violated by the present or proposed business activities of the Company. The Company does not have or expect to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company makes or ever has made a contribution and in which any employee of the Company is or has ever been a participant. With respect to such plans, the Company is in compliance in all material respects with all applicable provisions of ERISA.

                  (u) The Company has obtained the written agreement described in Section 8(m) of this Agreement from each of its officers, directors and holders of Common Stock listed on Schedule B hereto.

                  (v) The Company has, and the Company as of the Closing Dates will have, good and marketable title to all real property and good and marketable title to all personal property owned or proposed to be owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described the Prospectus or such as would not have a material adverse effect on the Company; and any real property and buildings held under lease by the Company or proposed to be held after giving effect to the transactions described in the Prospectus are, or will be as of the Closing Dates, held by it under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect on the Company, in each case except as described in or contemplated by the Prospectus.

                  (w) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which it is engaged or proposes to engage after giving effect to the transactions described in the Prospectus; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, except as described in or contemplated by the Prospectus.

                  (x) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

                  (y) The Company has complied with all provisions of Section
517.075 Florida Statutes (Chapter 92-198; Laws of Florida).

                                       8.

                  (z) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (aa) To the Company's knowledge, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (bb) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended and the Company intends in the future to conduct its business in a manner that will not result in either such classification under such Act.

                  (cc) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

         3. PURCHASE BY, AND SALE AND DELIVERY TO, UNDERWRITERS; CLOSING DATES. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters agree, severally and not jointly, to purchase the Firm Stock, the number of shares of Firm Stock to be purchased by each Underwriter being set opposite its name in Schedule A, subject to adjustment in accordance with Section 12 hereof.

         The purchase price per share to be paid by the Underwriters to the Company will be $_____ per share (the "Purchase Price").

         The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience and in such denominations as Cowen may determine), against payment of the aggregate Purchase


                                       9.

Price therefor wire transfer to such account as the Company shall designate. The time and date of the delivery and closing shall be at 10:00 A.M., New York Time,
on [         , 1996], in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date". The Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company and Cowen. The Closing Date may be postponed pursuant to the provisions of
Section 12.

         The Company shall make the certificates for the Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., New York Time, on the business day preceding the First Closing Date at the offices of Cowen, Financial Square, New York, New York 10005.

         It is understood that Cowen or Alex. Brown & Sons Incorporated, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Cowen or Alex. Brown & Sons Incorporated shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

         The several Underwriters agree to make an initial public offering of the Firm Stock at the initial public offering price as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company of the making of the initial public offering.

         For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Company hereby grants to the Underwriters an option to purchase, severally and not jointly, up to [______] shares of Optional Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the effective date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company.


         The option granted hereby may be exercised by the Underwriters by giving written notice from Cowen to the Company setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. (The Option Closing Date and the

                                      10.

First Closing Date are herein called the "Closing Dates".) All purchases of Optional Stock from the Company shall be made on a pro rata basis. Optional Stock shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of shares of Firm Stock (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, the Company agrees to sell to the Underwriters the number of shares of Optional Stock set forth in the written notice of exercise and the Underwriters agree, severally and not jointly, and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

         The Company will deliver the Optional Stock to the Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine, against payment of the aggregate Purchase Price therefor wire transfer to such account as the Company shall designate. The Company shall make the certificates for the Optional Stock available to the Underwriters for examination not later than 10:00 A.M., New York Time, on the business day preceding the Option Closing Date at the offices of Cowen, Financial Square, New York, New York 10005. The Option Closing Date and the location of delivery of, and the form of payment for, the Option Stock may be varied by agreement between the Company and Cowen. The Option Closing Date may be postponed pursuant to the provisions of Section 12.

         4. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

            (a) The Company will (i) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (ii) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and (iii) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as


                                      11.

possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations.

                  (b) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

                  (c) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act any event relating to or affecting the Company occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Securities Act.

                  (d) The Company will deliver to the Representatives, at or before the Closing Dates, signed copies of the Registration Statement, as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Preeffective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request;


                                      12.

provided, however, that the expense of the preparation and delivery of any prospectus required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

                  (e) The Company will make generally available to its shareholders as soon as practicable, but not later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least twelve (12) months beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement.

                  (f) The Company will cooperate with the Representatives to enable the Stock to be registered or qualified for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may designate and at the request of the Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the Stock. The Company will advise the Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Representatives use its best efforts to obtain the withdrawal thereof.

                  (g) The Company will furnish to its shareholders annual reports containing financial statements certified by independent public accountants and with quarterly summary financial information in reasonable detail which may be unaudited. During the period of five (5) years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, as soon as they are available, copies of each annual report of the Company and each other report furnished by the Company to its shareholders and will deliver to the Representatives, (i) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to any of its shareholders as such, (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange and (iii) from time to time such other information concerning the Company as you may request.


                                      13.

                  (h) The Company will use its best efforts to list, subject to official notice of issuance, on the Nasdaq National Market, the Stock to be issued and sold by the Company.

                  (i) The Company will maintain a transfer agent and registrar for its Common Stock.

                  (j) For a period of one year after the date hereof, prior to filing its quarterly statements on Form 10-Q, the Company will have its independent auditors perform a limited quarterly review of its quarterly numbers.

                  (k) The Company will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock of the Company which may be deemed to be beneficially owned by the undersigned in accordance with the Rules and Regulations) during the one hundred eighty (180) days following the date on which the price of the Common Stock to be purchased by the Underwriters is set, other than the Company's sale of Common Stock hereunder and the Company's issuance of Common Stock upon the exercise of warrants and stock options which are presently outstanding and described in the Prospectus or pursuant to the Company's stock plans which are described in the Prospectus.

                  (l) The Company will apply the net proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of
Item 504 of Regulation S-K.

                  (m) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act, and the NASD in connection with the listing of the stock on the Nasdaq National Market.

                  (n) Prior to the Closing Dates the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

                  (o) Prior to the Closing Dates the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the financial condition, results of operation, business, prospects, assets or liabilities of the Company, or the offering of the Stock, without your prior written consent, which shall not be unreasonably withheld. If at any time during the 30-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your


                                      14.

opinion the market price of the Common Shares has been or is likely to be affected materially (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you, which is subsequently confirmed in writing, advising the Company to the effect set forth above, forthwith, if appropriate, prepare, consult with you concerning the substance and, subject to its obligations under applicable law, disseminate a press release or other public statement, reasonably satisfactory to you and the Company's counsel, responding to or commenting on such rumor, publications or event.

                  (p) During the period of five (5) years hereafter, the Company will furnish to the Representatives, and upon request of the Representatives, to each of the Underwriters: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholder's equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Report on Form 8-K or other report filed by the Company with the Commission, or the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock.

         5. PAYMENT OF EXPENSES. (a) The Company will pay (directly or by reimbursement) all costs, fees and expenses incurred in connection with expenses incident to the performance of its obligations under this Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Representatives; (ii) all expenses incident to the registration of the Stock under the Securities Act; (iii) the costs of preparing stock certificates (including printing and engraving costs); (iv) all fees and expenses of the registrar and transfer agent of the Stock; (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Stock to the Underwriters; (vi) fees and expenses of the Company's counsel and the Company's independent accountants; (vii) all costs and expenses incurred in connection with the preparation, printing filing, shipping and distribution of the Registration Statement, each Preeffective Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, the "Agreement Among Underwriters" between the Representatives and the Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire and the Blue Sky memoranda and this Agreement;
(viii) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; (ix) all fees and expenses paid or incurred in connection with filings made with

                                      15.

the NASD; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

                  (b) In addition to its other obligations under Section 6(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon (i) any statement or omission or any alleged statement or omission or
(ii) any breach or inaccuracy in its representations and warranties, it will reimburse each Underwriter (and, to the extent applicable, each other Underwriter Indemnified Party (as defined in Section 6(a) below)) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse each Underwriter (and, to the extent applicable, each other Underwriter Indemnified Party) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter (and, to the extent applicable, each other Underwriter Indemnified Party) shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Chemical Bank, New York, New York (the "Prime Rate"). Any such interim reimbursement payments that are not made to an Underwriter (and, to the extent applicable, each other Underwriter Indemnified Party) in a timely manner as provided below shall bear interest at the Prime Rate from the due date for such reimbursement. This expense reimbursement agreement will be in addition to any other liability that the Company may otherwise have.

                  (c) In addition to its other obligations under Section 6(b) hereof, each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 6(b) hereof which relates to information furnished by any of the Underwriters to the Company for use in connection with the preparation of the Registration Statement and the Prospectus, it will reimburse the Company (and, to the extent applicable, each other Company Indemnified Party (as defined in Section 6(b) below)) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each other Company Indemnified Party) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each other


                                      16.

Company Indemnified Party) shall promptly return it to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (d) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraph (b) and/or (c) of this Section 5, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in paragraph (b) and/or (c) of this Section 5 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of Section 6.

         6. INDEMNIFICATION AND CONTRIBUTION.

            (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the respective officers, directors, partners, employees, representatives and agents of each of such Underwriter (collectively, the "Underwriter Indemnified Parties" and, each, an "Underwriter Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including, unless the Company elects to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, or any other federal, state, local or foreign statute or regulation or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any


                                      17.

Preeffective Prospectus, the indemnity agreement contained in this subsection
(a) shall not inure to the benefit of any Underwriter Indemnified Party from whom the person asserting any such losses, claims, damages or liabilities purchased the shares of Stock concerned to the extent that any such loss, claim, damage or liability of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such shares of Stock to such person as required by the Securities Act and if the untrue statement or omission concerned has been corrected in the Prospectus. The Company will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the Company elects to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties, and the Company and such Underwriter Indemnified Parties at law or in equity have been advised by counsel to the Underwriters that one or more legal defenses may be available to it or them which may not be available to the Company, in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

               (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act (collectively, the "Company Indemnified Parties") against any losses, claims, damages, liabilities or expenses (including, unless the Underwriter or Underwriters elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus, as from time to time amended or supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that in no case is such Underwriter to


                                      18.

be liable with respect to any claims made against any Company Indemnified Party against whom the action is brought unless such Company Indemnified Party shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company Indemnified Party, but failure to notify such Underwriter of such claim shall not relieve it from any liability which it may have to any Company Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties and any other Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party.

                  (c) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the




                                       19.

Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection (c), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

         8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of the Closing Dates, of the representations and warranties made herein by the Company, to compliance at and as of the Closing Dates by the Company with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and to the following additional conditions:

            (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement


                                      20.

thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

              (b) The Representatives shall have been satisfied that there shall not have occurred any change prior to the Closing Dates in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company, or any change in the capital stock, short-term or long-term debt of the Company, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) it is unpracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

              (c) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's ability to perform its obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

              (d) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

              (e) The Representatives shall have received from Ernst & Young LLP, independent certified public accountants, letters, dated the Closing Dates, to the effect that such accountants reaffirm, as of the Closing Dates, and as though made on the Closing Dates, the statements made in the letter furnished by such accountants pursuant to paragraph (d) of this Section 8. In addition, the Representatives shall have received from Ernst & Young LLP a letter addressed to the Company and made available to the Representatives for use by the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent that they deemed necessary in establishing the scope of their examination of the Company's financial statements as of December 31, 1995, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

              (f) The Representatives shall have received from Pillsbury Madison & Sutro LLP, counsel for the Company, an opinion, dated as of each of the Closing Dates, to the effect set forth in Exhibit I hereto.



                                      21.

              (g) The Representatives shall have received from Kaye, Scholer, Fierman & Hays, patent counsel for the Company, an opinion, dated as of each of the Closing Dates, to the effect set forth in Exhibit II hereto.

              (h) The Representatives shall have received from Townsend & Townsend, patent counsel for the Company, an opinion, dated as of each of the Closing Dates, to the effect set forth in Exhibit III hereto.

              (i) The Representatives shall have received from Lyon & Lyon, patent counsel for the Company, an opinion, dated as of each of the Closing Dates, to the effect set forth in Exhibit IV hereto.

              (j) The Representatives shall have received from Campbell & Flores, patent counsel for the Company, an opinion, dated as of each of the Closing Dates, to the effect set forth in Exhibit V hereto.

              (k) The Representatives shall have received from Hogan & Hartson LLP, regulatory counsel for the Company, an opinion, dated as of each of the Closing Dates, to the effect set forth in Exhibit VI hereto.

              (l) The Representatives shall have received from Cooley Godward LLP, counsel for the Underwriters, their opinion or opinions dated as of each of the Closing Dates with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related matters as it may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

              (m) The Representatives shall have received a certificate, dated as of each of Closing Dates, of the chief executive officer or the President and the chief financial or accounting officer of the Company to the effect that:

                   (i) No stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                   (ii) Neither any Preeffective Prospectus, as of its date, nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;


                                      22.

                   (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company, or any change in the capital stock, short-term or long-term debt of the Company;

                   (iv) The representations and warranties of the Company in this Agreement are true and correct at and as of the Closing Dates, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Dates; and

                   (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company; (ii) the business and operations conducted by the Company have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company; (iii) no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (iv) since such dates and except as so disclosed, the Company has not incurred any material liability or obligation, direct, contingent or indirect, nor entered into any material transaction not in the ordinary course of business, made any change in its capital stock (except pursuant to its stock plans), made any material change in its short-term or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and (v) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the Closing Date.

              (n) The Company shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy, at and as of the Closing Dates, of the representations and warranties made herein by it and as to compliance at and as of the Closing Dates by it with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and as to satisfaction of the other conditions to the obligations of the Underwriters hereunder.



                                      23.

              (o) Cowen shall have received the written agreements of each officer, director and holder of Common Stock of the Company listed in Schedule ___ that each will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, gifts, pledges or dispositions by estate representatives, any shares of Common Stock (including, without limitation, Common Stock of the Company which may be deemed to be beneficially owned by such person or entity in accordance with the Rules and Regulations) during the one hundred eighty (180) days following the date of the final Prospectus.

         All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Dates, but Cowen shall be entitled to waive any of such conditions.

         9. EFFECTIVE DATE. This Agreement shall become effective immediately as to Sections 5, 6, 7, 9, 10, 11, 13, 14, 15, 16 and 17 and, as to all other provisions, at 11:00 a.m. New York City time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 9, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

         10.  TERMINATION. This Agreement (except for the provisions of Section
5) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 by notice to the Representatives and may be terminated by the Representatives at any time before it becomes effective in accordance with Section 9 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 and other than as provided in Section 12 as to the liability of defaulting Underwriters.

         This Agreement may be terminated after it becomes effective by the Representatives by notice to the Company (i) if at or prior to the First Closing Date or the Option Closing Date trading in securities on any of the New York Stock Exchange, American Stock Exchange, Nasdaq National Market, Chicago Board of Options



                                      24.

Exchange, Chicago Mercantile Exchange or Chicago Board of Trade shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market;
(iii) if at or prior to the First Closing Date or the Option Closing Date there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Firm Stock or Optional Stock, as applicable on the terms contemplated by the Prospectus; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or the Optional Stock, as applicable on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) - (v) together with any other such event that makes it, in the judgment of the Representatives, impractical or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus.

         11. REIMBURSEMENT OF UNDERWRITERS. Notwithstanding any other provisions hereof, if this Agreement shall not become effective by reason of any election of the Company pursuant to the first paragraph of Section 10 or shall be terminated by the Representatives under Section 8 or Section 10, the Company will bear and pay the expenses specified in Section 5 hereof and, in addition to its obligations pursuant to Section 6 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Representatives.

         12. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults


                                      25.

occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

         If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 12, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

         13. NOTICES. All communications hereunder shall be in writing and, if sent to the Underwriters shall be mailed, delivered or telegraphed and confirmed to you, as their Representatives c/o Cowen at Financial Square, New York, New York 10005 except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed c/o Kim D. Blickenstaff, President and Chief Executive Officer, Biosite Diagnostics Incorporated, 11030 Roselle Street, San Diego, California 92121.

         14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the indemnities of the several Underwriters shall



                                      26.

also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act.

         15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. AUTHORITY OF THE REPRESENTATIVES. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by Cowen, as Representative, will be binding on all the Underwriters.

         17. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section , paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section , paragraph or provision hereof. If any Section , paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         18. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representatives.

         19. COUNTERPARTS. This Agreement may be signed in two (2) or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



                                      27.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                       Very truly yours,
                                       BIOSITE DIAGNOSTICS INCORPORATED



                                       By:______________________________________
                                          Kim D. Blickenstaff, President and
                                          Chief Executive Officer


Accepted and delivered in
  San Diego, California as of
  the date first above written.

COWEN & COMPANY
ALEX BROWN & SONS INCORPORATED
       Acting on their own behalf
       and as Representatives of several
       Underwriters referred to in the
       foregoing Agreement.

By: Cowen Incorporated,
      its general partner

    By:________________________________
    Title:_____________________________



                                      28.

                                   SCHEDULE A

                                                    Number           Number of
                                                   of Firm           Optional
                                                    Shares            Shares
                                                    to be              to be
                 Name                             Purchased          Purchased
-----------------------------------------         ---------          ---------

Cowen & Company..........................
Alex. Brown & Sons Incorporated..........







Total....................................
                                                  =========          =========


                                       1.

                                    EXHIBIT I

                     MATTERS TO BE COVERED IN THE OPINION OF
                         PILLSBURY MADISON & SUTRO LLP,
                             COUNSEL FOR THE COMPANY


         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, to the knowledge of such counsel, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in the United States in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such qualification necessary, except to the extent that the failure to so qualify would not have a material adverse effect on the Company or its business and has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. To the best of such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity.

         2. The issued and outstanding shares of capital stock of the Company have been, and the Shares will be, when issued and sold to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, duly authorized validly issued, fully paid and nonassessable and were not and will not be issued in violation of any preemptive or to the knowledge of such counsel similar right. All outstanding shares of capital stock of the Company were issued in compliance with the registration and qualification provisions of all applicable securities laws. The certificate evidencing the common stock of the Company filed as an exhibit to the Registration Statement is in due and proper form under Delaware law.

         3. No consent, approval, authorization or order of, or any or filing or declaration with, any court or governmental agency or body is required in connection with the execution, delivery and performance of the Underwriting Agreement by the Company, the authorization, issuance, transfer, sale or delivery of the Shares or the taking by the Company of any action provided for in the Underwriting Agreement, except such as have been obtained under the Securities Act and the Rules and Regulations and such as may be required under applicable state securities or Blue Sky laws and by the By-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares.

         4. The authorized and outstanding capital stock of the Company as of _________________, 1996 was set forth in the Registration Statement and the Prospectus. The capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock." Except as disclosed in or specifically provided for in the Prospectus, there are, to the



                                       1.

knowledge of such counsel, no outstanding options, warrants or other rights requiring the issuance of, and no commitments to issue, any shares of capital stock of the Company or security convertible into or exercisable for capital stock of the Company.

         5. The Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations (except that such counsel need express no opinion as to financial statements and related notes, schedules and other financial and statistical data contained in the Registration Statement and the Prospectus).

         6. The Registration Statement is effective under the Securities Act and, to the best knowledge of such counsel, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened or pending.

         7. Such counsel reviewed all contracts or other documents filed as exhibits to the Registration Statement and such contracts or other documents are fairly summarized or disclosed in the Registration Statement to the extent required under the Securities Act and the Rules and Regulations, and such counsel does not know of any contract or other document required to be so summarized or disclosed or filed which has not been so summarized or disclosed or filed.

         8. The Company has full corporate power and authority to enter into the Underwriting Agreement, and such agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except for the indemnification and contribution provisions of the Underwriting Agreement, as to which such counsel need express no opinion, and except as enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity and limitations on availability of equitable remedies.

         9. The execution and delivery of the Underwriting Agreement by the Company, the consummation by the Company of the transactions contemplated therein (other than the indemnification and contribution obligations of the Company thereunder) do not conflict with, or result in a breach or violation of any terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company pursuant to (A) the terms of the Amended and Restated Certificate of Incorporation or Bylaws of the Company, (B) any agreement or instrument of the Company that is filed as an exhibit to the Registration Statement, (C) any statute, rule or regulation of any regulatory body or administrative agency or other governmental agency or body having jurisdiction over the Company or its activities or properties or (D) to the best of such counsel's knowledge, any judgment, decree or order of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body having


                                       2.

jurisdiction over the Company or any of its activities or properties, and no consent, approval, authorization or order of any court, regulatory body or administrative agency or other governmental agency or body is required for the Company's performance of the Underwriting Agreement or the consummation by the Company of the transactions contemplated thereby, except such as have been obtained under the Securities Act and except as may be required under the rules of the NASD and applicable Blue Sky laws, as to which such counsel need express no opinion.

         10. Upon delivery of and payment for the Shares as provided in the Underwriting Agreement and upon registration of such Shares in the names of the Underwriters (or their nominees) in the stock records of the Company, good and marketable title will have been transferred to the Underwriters free and clear of any adverse claim, provided that the Underwriters are purchasing such shares in good faith and without notice of any adverse claim.

         11. Such counsel knows of no action, suit or proceeding pending or threatened against the Company or any of its officers in their capacities as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body of a character required to be disclosed in the Registration Statement or Prospectus by the Securities Act or the applicable Rules and Regulations, other than those described therein.

         12. To the knowledge of such counsel, the Company (A) is not presently in material violation of its Amended and Restated Certificate of Incorporation or Bylaws, (B) is not in material default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any material indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company is a party or by which it or its properties is bound or affected,
(C) has not received any claims from governmental agencies or bodies having jurisdiction over the Company that it is in material breach of any applicable statute, rule or regulation or (D) is not in material breach of any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or over any of its properties or operations.

         13. To such counsel's knowledge, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company, and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to us to registration of such shares of Common Stock or other securities because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have been complied with or have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement.


                                       3.

         14. The Company is not an "investment company" or a "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         15. The Shares have been duly included for quotation on the Nasdaq National Market.

         16. To the knowledge of such counsel, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

         Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or of the State of California, upon opinions of local counsel satisfactory in form and scope to counsel for the Underwriters. Copies of any opinion so relied upon shall be delivered to the Representatives and to counsel for the Underwriters and the foregoing opinion shall also state that counsel knows of no reason the Underwriters are not entitled to rely upon the opinions of such local counsel.

         In addition to the matters set forth above, counsel rendering the foregoing opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that leads them to believe that the Registration Statement (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need not express any statement or belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein no misleading, that the Prospectus (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need not express any statement or belief) as of its date or at the Closing Date (or any later date on which Optional Stock is purchased), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                       4.

                                   EXHIBIT II

                     MATTERS TO BE COVERED IN THE OPINION OF
                         KAYE, SCHOLER, FIERMAN & HAYS,
                         PATENT COUNSEL FOR THE COMPANY


         1. Such counsel represents the Company in certain matters relating to intellectual property and the Company's diagnostics assays, including patents and trade secrets.

         2. Such counsel is familiar with the technology used by the Company in its business and the manner of its use and has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors -- Uncertainty of Patent and Proprietary Technology Protection; License of Technology of Third Parties" and "Business -- Proprietary Technology and Patents" (collectively, the "Intellectual Property Portion").

         3. Such counsel has no knowledge of any facts that the Company lacks or will be unable to obtain rights to all Intellectual Property necessary to conduct its business as now or proposed to be conducted by the Company as described in the Prospectus. Such counsel is not aware of any facts that (i) would preclude the Company from having clear title to the Patents and Applications, or (ii) would lead such counsel to conclude that any of the Patents are invalid or unenforceable or that any patent issued from an Application would be invalid or unenforceable.

         4. Such counsel knows of no notification, pending or threatened action, suit, proceeding or claim by others or governmental authorities that the Company is infringing or otherwise violating any patents, copyrights, trademarks, trade secrets or intellectual property not owned or licensed by the Company.

         5. Such counsel is not aware of any pending or threatened actions, suits, proceedings or claim by governmental authorities or others challenging the validity, unenforceability or scope of the Applications or the Patents, other than the patent application proceedings themselves.

         6. Such counsel is not aware of any infringement on the part of others of the Patents, Applications, Trademarks or trade secrets, know-how or other proprietary rights of the Company.

         7. Such counsel has no knowledge of any patent rights of others which are or would be infringed by the Company's products or applications of the Company's products referred to in the Prospectus.



                                       1.

         8. Nothing has come to the attention of such counsel which causes such counsel to believe that the information contained in the statements under the captions "Risk Factors -- Uncertainty of Patent and Proprietary Technology protection; License of Technology to Third Parties," "Business -- Technology" and "Business -- Proprietary Technology and Patents" in (a) the Registration Statement, or any amendments thereof, contained or contains an untrue statement of a material fact, or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(b) the Prospectus, or any amendments thereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                       2.

                                   EXHIBIT III

                     MATTERS TO BE COVERED IN THE OPINION OF
                              TOWNSEND & TOWNSEND,
                         PATENT COUNSEL FOR THE COMPANY


         1. Such counsel represents the Company in certain matters relating to intellectual property and antibody technology, including patents and trade secrets.

         2. Such counsel is familiar with the technology used by the Company in its business and the manner of its use and has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors -- Uncertainty of Patent and Proprietary Technology Protection; License of Technology of Third Parties" and "Business -- Proprietary Technology and Patents" (collectively, the "Intellectual Property Portion").

         3. The Company is either assignee of record at the PTO or the exclusive licensee of each of the patents listed under the heading "U.S. Patents of the Company" on Schedule B hereof (the "U.S. Patents") and each of the patent applications listed under the heading "U.S. Patent Applications of the Company" on Schedule B hereof (the "U.S. Applications"). To the best of knowledge of such counsel, the Company owns ____ issued U.S. Patents, ____ allowed U.S. Applications and ____ pending U.S. Applications. Such counsel knows of no claims by others to any ownership interest or lien with respect to any of the U.S. Patents or U.S. Applications. To such counsel's knowledge, none of the U.S. Patents are subject to an interference, reexamination, reissue examination or declaration action. To such counsel's knowledge, none of the U.S. Applications has been appealed, finally rejected or subject to an interference.

         4. The Company is either the assignee of record at the appropriate foreign patent office or the exclusive licensee of each of the foreign patents listed under the heading "Non-U.S. Patents of the Company" on Schedule C hereof (the "Non-U.S. Patents") (collectively, the U.S. Patents and Non-U.S. Patents are referred to herein as the "Patents") and each of the foreign patent applications listed under the heading "Non-U.S. Patent Applications of they Company" on Schedule C hereof (the "Non-U.S. Applications") (collectively, the U.S. Applications and the Non-U.S. Applications are referred to herein as the "Applications"). Such counsel knows of no claims by others to any of such Non-U.S. Patents or Non-U.S. Applications. To such counsel's knowledge, none of the Non-U.S. Patents are subject to an opposition, national invalidation proceeding or national court proceeding. To such counsel's knowledge, none of the Non-U.S. Applications has been finally rejected or appealed.

         5. Such counsel has no knowledge of any facts that the Company lacks or will be unable to obtain rights to all Intellectual Property necessary to conduct its business as now or proposed to be conducted by the Company as described in the Prospectus. Such counsel is



                                       1.

not aware of any facts that (i) would preclude the Company from having clear title to the Patents and Applications, or (ii) would lead such counsel to conclude that any of the Patents are invalid or unenforceable or that any patent issued from an Application would be invalid or unenforceable.

         6. Such counsel is not aware of any material defects of form in the preparation, filing or prosecution of the Application on behalf of the Company or Licensors of the Applications. To the best of such counsel's knowledge, the Company, Company's Patent Counsel and Patent Counsel of the Licensors have complied with the duty of candor and disclosure before the PTO for each of the U.S. Patents and U.S. Patent Applications. The Applications are being diligently pursued by the Company.

         7. Such counsel knows of no notification, pending or threatened action, suit, proceeding or claim by others or governmental authorities that the Company is infringing or otherwise violating any patents, copyrights, trademarks, trade secrets or intellectual property not owned or licensed by the Company.

         8. Such counsel is not aware of any pending or threatened actions, suits, proceedings or claim by governmental authorities or others challenging the validity, unenforceability or scope of the Applications or the Patents, other than the patent application proceedings themselves.

         9. Such counsel is not aware of any infringement on the part of others of the Patents, Applications, Trademarks or trade secrets, know-how or other proprietary rights of the Company.

         10. Such counsel has no knowledge of any patent rights of others which are or would be infringed by the Company's products or applications of the Company's products referred to in the Prospectus.

         11. Nothing has come to the attention of such counsel which causes such counsel to believe that the information contained in the statements under the captions "Risk Factors -- Uncertainty of Patent and Proprietary Technology protection; License of Technology to Third Parties," "Business -- Technology" and "Business -- Proprietary Technology and Patents" in (a) the Registration Statement, or any amendments thereof, contained or contains an untrue statement of a material fact, or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(b) the Prospectus, or any amendments thereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



                                       2.

                                   EXHIBIT IV

                     MATTERS TO BE COVERED IN THE OPINION OF
                                  LYON & LYON,
                         PATENT COUNSEL FOR THE COMPANY


         1. Such counsel represents the Company in certain matters relating to intellectual property, including patents, copyrights, trade secrets and certain trademark matters.

         2. Such counsel is familiar with the technology used by the Company in its business and the manner of its use and has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors -- Uncertainty of Patent and Proprietary Technology Protection; License of Technology of Third Parties" and "Business -- Proprietary Technology and Patents" (collectively, the "Intellectual Property Portion").

         3. The Company is either assignee of record at the PTO or the exclusive licensee of each of the patents listed under the heading "U.S. Patents of the Company" on Schedule B hereof (the "U.S. Patents") and each of the patent applications listed under the heading "U.S. Patent Applications of the Company" on Schedule B hereof (the "U.S. Applications"). To the best of knowledge of such counsel, the Company owns ____ issued U.S. Patents, ____ allowed U.S. Applications and ____ pending U.S. Applications. Such counsel knows of no claims by others to any ownership interest or lien with respect to any of the U.S. Patents or U.S. Applications. To such counsel's knowledge, none of the U.S. Patents are subject to an interference, reexamination, reissue examination or declaration action. To such counsel's knowledge, none of the U.S. Applications has been appealed, finally rejected or subject to an interference.

         4. The Company is either the assignee of record at the appropriate foreign patent office or the exclusive licensee of each of the foreign patents listed under the heading "Non-U.S. Patents of the Company" on Schedule C hereof (the "Non-U.S. Patents") (collectively, the U.S. Patents and Non-U.S. Patents are referred to herein as the "Patents") and each of the foreign patent applications listed under the heading "Non-U.S. Patent Applications of they Company" on Schedule C hereof (the "Non-U.S. Applications") (collectively, the U.S. Applications and the Non-U.S. Applications are referred to herein as the "Applications"). Such counsel knows of no claims by others to any of such Non-U.S. Patents or Non-U.S. Applications. To such counsel's knowledge, none of the Non-U.S. Patents are subject to an opposition, national invalidation proceeding or national court proceeding. To such counsel's knowledge, none of the Non-U.S. Applications has been finally rejected or appealed.

         5. Such counsel has no knowledge of any facts that the Company lacks or will be unable to obtain rights to all Intellectual Property necessary to conduct its business as now or proposed to be conducted by the Company as described in the Prospectus. Such counsel is



                                       1.

not aware of any facts that (i) would preclude the Company from having clear title to the Patents and Applications, or (ii) would lead such counsel to conclude that any of the Patents are invalid or unenforceable or that any patent issued from an Application would be invalid or unenforceable.

         6. Such counsel is not aware of any material defects of form in the preparation, filing or prosecution of the Application on behalf of the Company or Licensors of the Applications. To the best of such counsel's knowledge, the Company, Company's Patent Counsel and Patent Counsel of the Licensors have complied with the duty of candor and disclosure before the PTO for each of the U.S. Patents and U.S. Patent Applications. The Applications are being diligently pursued by the Company.

         7. Such counsel knows of no notification, pending or threatened action, suit, proceeding or claim by others or governmental authorities that the Company is infringing or otherwise violating any patents, copyrights, trademarks, trade secrets or intellectual property not owned or licensed by the Company.

         8. Such counsel is not aware of any pending or threatened actions, suits, proceedings or claim by governmental authorities or others challenging the validity, unenforceability or scope of the Applications or the Patents, other than the patent application proceedings themselves.

         9. Such counsel is not aware of any infringement on the part of others of the Patents, Applications, Trademarks or trade secrets, know-how or other proprietary rights of the Company.

         10. Such counsel has no knowledge of any patent rights of others which are or would be infringed by the Company's products or applications of the Company's products referred to in the Prospectus.

         11. Nothing has come to the attention of such counsel which causes such counsel to believe that the information contained in the statements under the captions "Risk Factors -- Uncertainty of Patent and Proprietary Technology protection; License of Technology to Third Parties," "Business -- Technology" and "Business -- Proprietary Technology and Patents" in (a) the Registration Statement, or any amendments thereof, contained or contains an untrue statement of a material fact, or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(b) the Prospectus, or any amendments thereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                       2.

                                    EXHIBIT V

                     MATTERS TO BE COVERED IN THE OPINION OF
                               CAMPBELL & FLORES,
                         PATENT COUNSEL FOR THE COMPANY


         1. Such counsel represents the Company in certain matters relating to intellectual property and the Company's antibody technology, including patents and trade secrets.

         2. Such counsel is familiar with the technology used by the Company in its business and the manner of its use and has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors -- Uncertainty of Patent and Proprietary Technology Protection; License of Technology of Third Parties" and "Business -- Proprietary Technology and Patents" (collectively, the "Intellectual Property Portion").

         3. Such counsel has no knowledge of any facts that the Company lacks or will be unable to obtain rights to all Intellectual Property necessary to conduct its business as now or proposed to be conducted by the Company as described in the Prospectus. Such counsel is not aware of any facts that (i) would preclude the Company from having clear title to the Patents and Applications, or (ii) would lead such counsel to conclude that any of the Patents are invalid or unenforceable or that any patent issued from an Application would be invalid or unenforceable.

         4. Such counsel knows of no notification, pending or threatened action, suit, proceeding or claim by others or governmental authorities that the Company is infringing or otherwise violating any patents, copyrights, trademarks, trade secrets or intellectual property not owned or licensed by the Company.

         5. Such counsel is not aware of any pending or threatened actions, suits, proceedings or claim by governmental authorities or others challenging the validity, unenforceability or scope of the Applications or the Patents, other than the patent application proceedings themselves.

         6. Such counsel is not aware of any infringement on the part of others of the Patents, Applications, Trademarks or trade secrets, know-how or other proprietary rights of the Company.

         7. Such counsel has no knowledge of any patent rights of others which are or would be infringed by the Company's products or applications of the Company's products referred to in the Prospectus.



                                       1.

         8. Nothing has come to the attention of such counsel which causes such counsel to believe that the information contained in the statements under the captions "Risk Factors -- Uncertainty of Patent and Proprietary Technology protection; License of Technology to Third Parties," "Business -- Technology" and "Business -- Proprietary Technology and Patents" in (a) the Registration Statement, or any amendments thereof, contained or contains an untrue statement of a material fact, or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(b) the Prospectus, or any amendments thereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                       2.

                                   EXHIBIT VI

                     MATTERS TO BE COVERED IN THE OPINION OF
                              HOGAN & HARTSON LLP,
                       REGULATORY COUNSEL FOR THE COMPANY


         The statements in the Prospectus under the captions "Risk Factors -- Government Regulation," "Business -- Products and Products Under Development," and "Business -- Government Regulation," insofar as such statements purport to summarize applicable provisions of the Orphan Drug Act, the Federal Food, Drug and Cosmetic Act and the FDA regulations promulgated thereunder, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus.

         During the course of preparation of the Registration Statement, we participated in certain discussions with officers of the Company as to the FDA regulatory matters dealt with under the captions "Risk Factors -- Government Regulation" and Business -- Government Regulation" in the Prospectus. While we have not undertaken to determine independently, and we do not assume any responsibility for, the accuracy, completeness or fairness of the statements under such captions of the Prospectus, we may state on the basis of these discussions that no facts have come to our attention which cause us to believe that the statements in the Prospectus under the captions "Risk Factors -- Government Regulation" and Business -- Government Regulation," insofar as such statements relate to FDA regulatory matters, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading, or as of the date hereof, contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                       1.